SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is May 22, 2019.

MFS® Emerging Markets Debt Fund

Effective September 1, 2019, the section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information" is replaced in its entirety as follows:
Portfolio Manager(s)

Portfolio Manager	Since	Title
Neeraj Arora	September 2019	Investment Officer of MFS
Ward Brown	2008	Investment Officer of MFS
Matt Ryan	1998	Investment Officer of MFS

Effective September 1, 2019, the section entitled "Portfolio Manager(s)" beneath the main heading entitled "Management of the Fund" is replaced in its entirety as follows:
Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
Neeraj Arora	Portfolio Manager	Employed in the investment area of MFS since 2011
Ward Brown	Portfolio Manager	Employed in the investment area of MFS since 2005
Matt Ryan	Portfolio Manager	Employed in the investment area of MFS since 1997

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